ASSET MANAGEMENT FUND

(The “Trust”)

Money Market Fund

SUPPLEMENT Dated August 6, 2012

TO PROSPECTUS DATED MARCH 1, 2012, AS SUPPLEMENTED MAY 4, 2012

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined that, given the current market environment and anticipated regulatory changes applicable to money market funds, it is in the best interests of the Money Market Fund (the “Fund”) to terminate and liquidate the Fund. Effective immediately, the Fund is closed to new investors. Current shareholders may continue to make subsequent investments into the Fund until August 13, 2012. On August 15, 2012, any shareholders who remain in the Fund will have their shares redeemed and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND

230 W. Monroe Street, Suite 2810

Chicago, IL 60606